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                     HARTFORD LEADERS FOUNDATION SERIES II
             HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT SEVEN
                              FILE NO. 333-136547

                     HARTFORD LEADERS FOUNDATION SERIES II
       HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN
                              FILE NO. 333-136548

      SUPPLEMENT DATED JULY 26, 2010 TO YOUR PROSPECTUS DATED MAY 3, 2010

In "Section 2. The Summary" under Contract Owner Periodic Expenses: footnote (4) for "Distribution Charge" is deleted and replaced with the following:

(4) An annual Distribution Charge is charged against each Premium Payment. The Distribution Charge is based on a percentage of Remaining Gross Premium. Each Premium Payment has its own Distribution Charge schedule. The Distribution Charge is reduced to 0% after the completion of eight years after each respective Premium Payment. The Distribution Charge will be assessed only with respect to Contract Value invested in Sub-Accounts.

            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

HV-8042